Trust specific information	12 Months Ended
Dec. 31, 2022
Trust Specific Information
Trust specific information

Financial Risk Management (note 6)

Investment Objective

The investment objective of the Trust is to provide a secure, convenient and exchange-traded investment alternative for investors interested in holding physical silver bullion without the inconvenience that is typical of a direct investment in physical silver bullion. The Trust invests and intends to continue to invest primarily in long-term holdings of unencumbered, fully allocated, physical silver bullion and does not speculate with regard to short-term changes in silver prices. The Trust will only purchase and expects only to own “Good Delivery Bars” as defined by the London Bullion Market Association (“LBMA”), with each bar purchased being verified against the LBMA source.

Significant risks that are relevant to the Trust are discussed here. General information on risks and risk management is described in Note 6 of the Generic Notes.

Fair Value Measurements

The reconciliation of bullion holdings for the years ended December 31, 2022 and 2021 is presented as follows:

	December 31, 2022	December 31, 2021
	$	$
Balance at beginning of year	3,597,211	2,405,478
Purchases	364,285	1,719,695
Sales	—	—
Redemptions for physical bullion	—	—
Realized gains (losses) on sales and redemptions for physical bullion	—	—
Change in unrealized gains (losses)	123,466	(527,962)
Balance at end of year	4,084,962	3,597,211

The cost of physical bullion as at December 31, 2022 and 2021 was $4,211,774 and $3,847,488, respectively.

Market Risk

a) Other Price Risk

If the market value of silver bullion increased by 1%, with all other variables held constant, this would have increased total equity and comprehensive income by approximately $40.8 million (December 31, 2021: $36.0 million); conversely, if the value of silver bullion decreased by 1%, this would have decreased total equity and comprehensive income by the same amount.

b) Currency Risk

As at December 31, 2022, approximately -$100 (December 31, 2021: -$341) of the Trust’s other assets and accounts payable were denominated in Canadian dollars. As a result, a 1% change in the exchange rate between the Canadian and U.S. Dollars would not have a material impact to the Trust.

Concentration Risk

The Trust’s risk is concentrated in physical silver bullion held across four locations, whose value constitutes 58.6%, 32.3%, 8.8%, and 0.1% of total equity as at December 31, 2022 (64.7%, 25.4%, 9.7%, and 0.1% of total equity held across four locations as at December 31, 2021).

Management Fees (note 8)

The Trust pays the Manager a monthly management fee equal to 1⁄12 of 0.45% of the value of net assets of the Trust (determined in accordance with the Trust’s trust agreement) plus any applicable Canadian taxes, calculated and accrued daily and payable monthly in arrears on the last day of each month.

Tax Loss Carryforwards

As of the taxation year ended December 31, 2022, the Trust had capital losses available for tax purposes of $4,242 (December 31, 2021: $4,360).

Related Party Disclosures (note 8)

During the reporting period, the Trust paid the Manager management fees, as discussed above.